UNITED STATES

                SECURITIES AND EXCHANGE COMMISSION

                        WASHINGTON, DC  20549

                ----------------------------------

                              FORM 8-K


                           CURRENT REPORT


                  Pursuant to Section 13 or 15(d)
                               of the
                  Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): Sept. 24, 1997
                                                 -----------------


                      	PARKWAY PROPERTIES, INC.
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      (Exact name of Registrant as specified in its charter)



Maryland                    1-11533	                    74-2123597
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(State or other     (Commission File Number)	        (IRS Employer
jurisdiction of	        Identification
incorporation)	         Number)

One Jackson Place Suite 1000
  188 East Capitol Street
      P. O. Box 24647
    Jackson, Mississippi                                39225-4647
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(Address of principal executive offices)	(Zip Code)


Registrant's telephone number, including area code (601) 948-4091
                                                   ---------------


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  (Former name or former address, if changed since last report)

                             FORM 8-K

                      PARKWAY PROPERTIES, INC.


Item 5.	Other Events.

On September 24, 1997, Parkway Properties, Inc. closed its previously announced sale of 3 million shares of its Common Stock under its existing shelf registration statement at a purchase price of $3311/16 per share. PaineWebber Incorporated led the underwriting group comprised of A.G. Edwards & Sons, Inc., Morgan Keegan & Company, Inc. and Wheat, First Securities, Inc. The net proceeds of the offering (approximately $95.1 million net of commissions and expenses) will be used for the repayment of approximately $37.1 million of outstanding variable rate indebtedness and the purchase of office properties. Following this transaction, the Company had 9,307,988 shares of Common Stock outstanding.

Item 7.   Financial Statements and Exhibits.

	(c)	Exhibits.

	(1) Underwriting Agreement between PaineWebber Incorporated, A.G. Edwards & Sons, Inc. ,Morgan Keegan & Company, Inc. and Wheat, First Securities, Inc. as representatives of the several underwriters and Parkway Properties, Inc. dated September 18, 1997. Parkway agrees to furnish supplementally to the Securities and Exchange Commission on request a copy of any omitted schedule or exhibit to this agreement.


                        FORM 8-K

                 PARKWAY PROPERTIES, INC.


                       SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DATE:  September 24, 1997			PARKWAY PROPERTIES, INC.

                     							BY:	/s/Sarah P. Clark
                        								Sarah P. Clark
                        								Vice President,
                         							Chief Financial Officer,
                         							Treasurer and Secretary



                              EXECUTION COPY


                            	3,000,000 Shares

                         PARKWAY PROPERTIES, INC.

                               Common Stock
                            ($0.001 Par Value)


                          UNDERWRITING AGREEMENT


                            September 18, 1997


PAINEWEBBER INCORPORATED
A.G. EDWARDS & SONS, INC.
MORGAN KEEGAN & COMPANY, INC.
WHEAT, FIRST SECURITIES, INC.
   	as representatives of the several underwriters,
c/o	PaineWebber Incorporated
   	1285 Avenue of the Americas
   	New York, New York 10019

Dear Ladies and Gentlemen:

     	Parkway Properties, Inc., a Maryland corporation (the "Company"), confirms its agreement with the Underwriters named in Schedule A hereto (the "Underwriters") for whom PaineWebber Incorporated, A.G. Edwards & Sons, Inc., Morgan Keegan & Company, Inc. and Wheat, First Securities, Inc. are acting as representatives, as follows:

     1. 	Description of Securities.  The Company proposes
to issue and sell to the Underwriters, severally and not jointly, 3,000,000 shares of Common Stock, $0.001 par value (the
"Common Stock"). The shares of Common Stock to be issued and sold by the Company are hereinafter referred to as the "Securities".

   		2. 	Representations and Warranties of the Company.
The Company represents and warrants to and agrees with the Underwriters that:

    					(i)		A registration statement on Form
S-3 (File No. 333-29259 and pre-effective amendment no. 1
thereto, with respect to the Securities, including a
prospectus, have been carefully prepared by the Company in
conformity with the requirements of the Securities Act of
1933, as amended (the "Act") and the rules and regulations
(the "1933 Act Rules and Regulations") of the Securities
and Exchange Commission (the "Commission") thereunder, have
been filed with the Commission and declared effective.
Such registration statement and prospectus may have been
amended or supplemented prior to the date of this
Underwriting Agreement; any such amendment or supplement
was so prepared and filed, and any such amendment filed
after the effective date of such registration statement has
been declared effective.  No stop order suspending the
effectiveness of either registration statement has been
issued, and no proceeding for that purpose has been
instituted or threatened by the Commission.  A prospectus
supplement (the "Prospectus Supplement") setting forth the
terms of the offering, sale and plan of distribution of the
Securities and additional information concerning the
Company and its business has been or will be so prepared
and will be filed pursuant to Rule 424(b) of the 1933 Act
Rules and Regulations on or before the second business day
after the date hereof (or such earlier time as may be
required by the 1933 Act Rules and Regulations).  Copies of
such registration statement and prospectus, any such
amendments or supplements and all documents incorporated by
reference therein that were filed with the Commission on or
prior to the date of this Underwriting Agreement (including
one fully executed copy of the registration statement and
of each amendment thereto for the Underwriters and their
counsel) have been delivered to the Underwriters and their
counsel.  The registration statement, as it may have
heretofore been amended, is referred to herein as the
"Registration Statement," and the final form of prospectus
included in the Registration Statement, as supplemented by
the Prospectus Supplement, is referred to herein as the
"Prospectus."  Any reference herein to the Registration
Statement, the Prospectus or any amendment or supplement
thereto shall be deemed to refer to and include the
documents incorporated by reference therein, and any
reference herein to the terms "amend," "amendment" or
"supplement" with respect to the Registration Statement or
Prospectus shall be deemed to refer to and include the
filing after the execution hereof of any document with the
Commission deemed to be incorporated by reference therein.
For purposes of this Underwriting Agreement, all references
to the Registration Statement and Prospectus or to any
amendment or supplement thereto shall be deemed to include
any copy filed with the Commission pursuant to its
Electronic Data Gathering Analysis and Retrieval System
("EDGAR"), and such copy shall be identical in content to
any Prospectus delivered to the Underwriters for use in
connection with the offering of the Securities.

					     (ii)  Each part of the Registration
Statement, when such part became or becomes effective and the Prospectus and any amendment or supplement thereto, on the date of filing thereof with the Commission and at the Closing Date (as hereinafter defined), and, if later, at an Option Closing Date (as hereinafter defined), conformed or will conform in all material respects with the requirements of the Act and the 1933 Act Rules and Regulations; each part of the Registration Statement, when such part became or becomes effective, or when such part was filed with the Commission, did not or will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; the Prospectus and any amendment or supplement thereto, on the date of filing thereof with the Commission and at the Closing Date, and, if later, at an Option Closing Date, did not or will not include an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; except that the foregoing shall not apply to statements in, or omissions from, any such document in reliance upon, and in conformity with, written information concerning the Underwriters that was furnished to the Company by the Underwriters specifically for use in the preparation thereof.

					     (iii)  The documents incorporated by
reference in the Registration Statement, the Prospectus, any amendment or supplement thereto, when they became or become effective under the Act or were or are filed with the Commission under the Act or the Securities Exchange Act of 1934, as amended (the "Exchange Act"), as the case may be, conformed or will conform in all material respects with the requirements of the Act, the 1933 Act Rules and Regulations, the Exchange Act and/or the rules and regulations of the Commission thereunder (the "Exchange Act
Rules and Regulations"), as applicable.

					     (iv)  The consolidated financial statements
of the Company together with the related schedules and
notes thereto, set forth or included or incorporated by
reference in the Registration Statement and Prospectus
fairly present the financial condition of the Company and
its consolidated subsidiaries as of the dates indicated and
the results of operations, changes in financial position,
stockholders' equity and cash flows for the periods therein
specified, in conformity with generally accepted accounting
principles consistently applied throughout the periods
involved (except as otherwise stated therein).  The summary
and selected financial and statistical data included or
incorporated by reference in the Registration Statement and
the Prospectus present fairly the information shown therein
and, to the extent based upon or derived from the financial
statements, have been compiled on a basis consistent with
the financial statements presented therein.  In addition,
the pro forma financial statements of the Company, and the
related notes thereto, included or incorporated by
reference in the Registration Statement and the Prospectus
present fairly the information shown therein, have been
prepared in accordance with the Commission's rules and
guidelines with respect to pro forma financial statements
and have been properly compiled on the basis described
therein, and the assumptions used in the preparation
thereof are reasonable and the adjustments used therein are
appropriate to give effect to the transactions and
circumstances referred to therein.  Furthermore, all
financial statements required by Rule 3-14 of Regulation S-
X ("Rule 3-14") have been included or incorporated by
reference in the Registration Statement and the Prospectus
and any such financial statements are in conformity with
the requirements of Rule 3-14.  No other financial
statements are required to be set forth or to be
incorporated by reference in the Registration Statement or
the Prospectus under the Act or the 1933 Act Rules and
Regulations thereunder.

     					(v)	Ernst & Young LLP, whose reports are
incorporated by reference in the Registration Statement,
are and, during the periods covered by their reports, were
independent public accountants as required by the Act and
the 1933 Act Rules and Regulations.

     					(vi)	The only subsidiaries (as defined in
the 1933 Act Rules and Regulations) of the Company are the
subsidiaries listed on Schedule B hereto (the
"Subsidiaries").  Each of the Company and its Subsidiaries
has been duly incorporated or formed, as the case may be,
and is an existing corporation, general or limited
partnership, or other legal entity, as the case may be, in
good standing under the laws of its jurisdiction of
incorporation or formation, as the case may be.  The
Company and each of its Subsidiaries has full power and
authority (corporate and other) to conduct its business as
described in the Registration Statement and Prospectus, and
is duly qualified or registered to do business in each
jurisdiction in which it owns or leases real property or in
which the conduct of its business requires such
qualification or registration except where the failure to
be so qualified or registered, considering all such cases
in the aggregate, would not have a material adverse effect
on the business, properties, financial position or results
of operations of the Company and its Subsidiaries taken as
a whole; and, other than the Subsidiaries, the Company owns
no stock or other beneficial interest in any corporation,
partnership, joint venture or other business entity.

     					(vii)  All of the issued and outstanding
capital stock or ownership interests of each Subsidiary has been duly authorized and are validly issued, fully paid and nonassessable and is wholly-owned by the Company, directly or through subsidiaries, free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or equity.

     					(viii)  All of the issued and outstanding
shares of capital stock of the Company have been duly authorized and are validly issued, fully paid and nonassessable and conform to the description thereof in the Prospectus. The stockholders of the Company have no preemptive rights with respect to the Securities.

     					(ix)  The Securities will be as of the
Closing Date, and the Optional Securities (as hereinafter defined) will be as of any Option Closing Date, duly authorized by the Company for issuance and sale pursuant to this Underwriting Agreement; and when issued and delivered by the Company pursuant to this Underwriting Agreement against payment of the consideration therefor specified herein, will be validly issued, fully paid and nonassessable. The Securities conform to the description thereof in the Prospectus and will not be subject to any preemptive rights of any securityholder of the Company.

     					(x)  Except as contemplated in the
Prospectus, subsequent to the respective dates as of which information is given in the Registration Statement and the Prospectus, the Company and its Subsidiaries have not incurred any liabilities or obligations, direct or contin-gent; or entered into any transactions, not in the ordinary course of business, that are material to the Company and its Subsidiaries on a consolidated basis; and there has not been any material change in the capital stock or structure, short-term debt or long-term debt of the Company and its Subsidiaries; or any material adverse change, or any development that is reasonably likely to involve a prospective material adverse change, in the condition
(financial or other), business, prospects, net worth or results of operations of the Company and its Subsidiaries on a consolidated basis; and, except for regular dividends on the Company's Common Stock, in amounts per share that are consistent with past practice or the charter documents of the Company, there has been no dividend or distribution of any kind declared, paid or made by the Company on any class of its capital stock.

     					(xi)  Except as set forth in the Prospectus,
there is not pending or, to the knowledge of the Company,
threatened any action, suit or proceeding to which the
Company, any of its Subsidiaries or any of its officers or
directors is a party, or that any of its properties or
other assets is the subject of, before or by any court or
governmental agency or body, that is reasonably likely to
result in any material adverse change in the condition
(financial or other), business, prospects, net worth or
results of operations of the Company and its Subsidiaries,
or might materially and adversely affect their properties
or other assets.

     					(xii)  During the period of at least the
last 24 calendar months prior to the date of this Underwriting Agreement, the Company has timely filed with the Commission all documents and other material required to be filed pursuant to Sections 13, 14 and 15(d) under the Exchange Act.

     					(xiii)  There are no contracts or documents
of the Company that are required to be filed as exhibits to
the Registration Statement or to any of the documents
incorporated by reference therein by the Act or the
Exchange Act or by the rules and regulations of the
Commission thereunder that have not been so filed.

     					(xiv)  This Underwriting Agreement has been
duly authorized, executed and delivered by the Company.

     					(xv)  The execution and performance of this
Underwriting Agreement and the consummation of the
transactions contemplated herein will not result in a
breach or violation of any of the terms and provisions of,
or constitute a default under, (i) any statute, agreement
or instrument to which the Company or its Subsidiaries is a
party or by which they are bound or to which any of the
property or other assets of the Company or its Subsidiaries
is subject, (ii) the articles of incorporation, by-laws,
certificate of general or limited partnership, partnership
agreement or other organizational document, as applicable,
of the Company or its Subsidiaries, or (iii) any statute,
order, rule or regulation of any court or governmental
agency or body having jurisdiction over the Company or its
Subsidiaries or any of their properties or other assets; no
consent, approval, authorization or order of, filing with,
or notice to any court or governmental agency or body is
required for the consummation of the transactions
contemplated by this Underwriting Agreement in connection
with the issuance or sale of the Securities by the Company,
except such as may be required under the Act and applicable
state securities, blue sky, or real estate syndication
laws, if any, or pursuant to the listing requirements of
the New York Stock Exchange ("NYSE") or pursuant to the by-
laws of the National Association of Securities Dealers,
Inc. ("NASD"); and the Company has full power and authority
to authorize, issue and sell the Securities as contemplated
by this Underwriting Agreement, free of any preemptive
rights.

     					(xvi)  The Company and its Subsidiaries have
complied in all respects with all laws, regulations and
orders applicable to them or their respective businesses;
the Company and its Subsidiaries are not in default under
any indenture, mortgage, deed of trust, voting trust
agreement, loan agreement, bond, debenture, note agreement
or evidence of indebtedness, lease, contract or other
agreement or instrument to which they are a party or by
which they or any of their properties or other assets are
bound, violation of which would individually or in the
aggregate have a material adverse effect on the Company and
its Subsidiaries on a consolidated basis, and no other
party under any such agreement or instrument to which the
Company or its Subsidiaries are a party is, to the
knowledge of the Company, in default in any material
respect thereunder; and the Company and its Subsidiaries
are not in violation of their respective articles of
incorporation, by-laws, certificate of general or limited
partnership, partnership agreement or other organizational
documents, as the case may be.

     					(xvii)  The Company and each of its
Subsidiaries have good and marketable title to all properties and assets, as described in the Prospectus, owned by them, free and clear of all liens, charges, encumbrances or restrictions, except such as are described in the Prospectus or are not material in relation to the business of the Company and its Subsidiaries, and the Company and its Subsidiaries have valid, subsisting and enforceable leases for the properties described in the Prospectus as leased by the Company and its Subsidiaries with such exceptions as are not material and do not interfere with the use made and proposed to be made of such properties by the Company and its Subsidiaries; no tenant under any of the leases pursuant to which the Company or its Subsidiaries lease their properties has an option or right of first refusal to purchase the premises demised under such lease; the use and occupancy of each of the properties of the Company and its Subsidiaries complies in all material respects with all applicable codes and zoning laws and regulations; the Company and its Subsidiaries have no knowledge of any pending or threatened condemnation or zoning change that will in any material respect affect the size of, use of, improvement of, construction on, or access to any of the properties of the Company and its Subsidiaries; and the Company and its Subsidiaries have no knowledge of any pending or threatened proceeding or action that will in any manner materially affect the size of, use of, improvements or construction on, or access to any of the properties of the Company or its Subsidiaries.

     					(xviii)  Title insurance in favor of the
Company and its Subsidiaries is maintained with respect to each of the properties described in the Prospectus in an amount at least equal to the cost of acquisition of such property, except, in each case, where the failure to maintain such title insurance is not reasonably likely to have a material adverse effect on the condition, financial or otherwise, or the earnings, business affairs or business prospects of the Company and its Subsidiaries taken as a whole.

     					(xix)  The mortgages and deeds of trust
encumbering the properties and assets described or referred to in the Prospectus are not convertible into the equity of the Company or any Subsidiary.

     					(xx)  Except as set forth in the Prospectus
Supplement, (i) there does not exist on any of the
properties described in the Prospectus any hazardous
substances, hazardous materials, toxic substances or waste
materials (collectively, "Hazardous Materials") in unlawful
quantities, (ii) there has not occurred on or off such
properties any unlawful spills, releases, discharges or
disposal of Hazardous Materials, which presence or
occurrence would have a material adverse effect on the
condition, financial or otherwise, or the earnings,
business affairs or business prospects of the Company and
its Subsidiaries taken as a whole, and (iii) the Company
and its Subsidiaries have not failed to comply with all
applicable local, state and federal environmental laws,
regulations, ordinances and administrative and judicial
orders relating to the generation, recycling, sale,
storage, handling, transport and disposal of any Hazardous
Materials, except for such failures which are not
reasonably likely to have a material adverse effect on the
condition, financial or otherwise, or the earnings,
business affairs or business prospects of the Company and
its Subsidiaries taken as a whole.

     					(xxi)  Property and casualty insurance in
favor of each of the Company and its Subsidiaries is maintained with respect to each of the properties owned by each of them in an amount and on such items as is reasonable and customary for businesses of this type.

     					(xxii)  Except for those entities listed on
Schedule C hereto, no holder of outstanding shares of
capital stock of the Company has any rights to the
registration of shares of capital stock of the Company
which would or could require such securities to be included
in the Registration Statement.

     					(xxiii)  Subsequent to the respective dates
as of which information is given in the Registration
Statement and the Prospectus, except as described therein,
(i) there has not been any material adverse change in the
assets or properties, business, results of operations,
prospects or condition (financial or otherwise) of the
Company or any of its Subsidiaries, whether or not arising
from transactions in the ordinary course of business; (ii)
neither the Company nor any of its Subsidiaries has
sustained any material loss or interference with its
assets, businesses or properties (whether owned or leased)
from fire, explosion, earthquake, flood or other calamity,
whether or not covered by insurance, or from any labor
dispute or any court or legislative or other governmental
action, order or decree; and (iii) neither the Company nor
any of its Subsidiaries has undertaken any liability or
obligation, direct or contingent, except such liabilities
or obligations undertaken in the ordinary course of
business.

     					(xxiv)  The Company has filed all federal,
state, local and foreign income tax returns which have been required to be filed and has paid all taxes indicated by said returns and all assessments received by it to the extent that such taxes have become due.

     					(xxv)  Each approval, consent, order,
authorization, designation, declaration or filing by or with any regulatory, administrative or other governmental body necessary in connection with the execution and delivery by the Company of this Underwriting Agreement and the consummation of the transactions herein contemplated has been obtained or made and is in full force and effect.

     					(xxvi)  The Company and its Subsidiaries
hold all material licenses, certificates and permits from governmental authorities which are necessary to the conduct of their businesses and are in compliance with the terms and conditions of such licenses, certificates and permits;
and the Company and its Subsidiaries have not infringed on any patents, patent rights, trade names, trademarks or copyrights, which infringement is material to the business of the Company and its Subsidiaries taken as a whole.

     					(xxvii)  The Company and its Subsidiaries
are conducting their respective businesses in material compliance with all applicable laws, rules and regulations of the jurisdictions in which they are conducting business, including, without limitation, the Americans with Disabilities Act of 1990 and all applicable local, state and federal employment, truth-in-advertising, franchising and immigration laws and regulations, except where the failure to be so in compliance would not have a material adverse effect on the assets or properties, business, results of operations, prospects or condition (financial or otherwise) of the Company and its Subsidiaries taken as a whole.

     					(xxviii)  No transaction has occurred
between or among the Company and any of its officers or directors or any affiliate or affiliates of any such officer or director that is required to be described in and is not described or incorporated by reference in the Registration Statement and the Prospectus.

     					(xxix)  The Company has not taken, nor will
it take, directly or indirectly, any action designed to or
which might reasonably be expected to cause or result in,
or which has constituted or which might reasonably be
expected to constitute, the stabilization or manipulation
of the price of shares of the Common Stock, to facilitate
the sale or resale of any of the Securities.

     					(xxx)  Commencing with the taxable year
beginning January 1, 1997, the Company will be organized and operating in conformity with the requirements for qualification as a "real estate investment trust" under the Internal Revenue Code of 1986, as amended (the "Code").
The Company's method of operation will permit it to meet and to continue to meet the requirements for taxation as a real estate investment trust under the Code. The Company has no intention of changing its operations or engaging in activities which would cause it to fail to qualify, or make economically undesirable its continued qualification as, a real estate investment trust.

     					(xxxi)  Neither the Company nor any
Subsidiary is an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

     					(xxxii)		The Securities have been
approved for listing subject to official notice of issuance on the NYSE.

     		3.	Purchase, Sale and Delivery of Securities.  On
the basis of the representations, warranties and agreements contained herein, but subject to the terms and conditions set forth herein, the Company agrees to issue and sell the Securities, severally and not jointly, to the several
Underwriters, and each of the Underwriters, severally and not jointly, agrees to purchase from the Company, the number of Securities set forth opposite that Underwriter's name in Schedule A hereto, at a purchase price of $31.9175 per share
(the "Purchase Price") reflecting an underwriting discount equal to 5.25%.

     The Securities to be purchased by the Underwriters will be delivered by the Company to the office of PaineWebber Incorporated at 1285 Avenue of the Americas, New York, New York 10019, in accordance with the terms of this Underwriting Agreement and against payment of the purchase price therefore by wire transfer of same day funds payable to the order of the Company in the amount of $95,752,500 at the bank account designated in writing by the Company at least one business day prior to the Closing Date, at 10:00 a.m., New York time, on September 24, 1997 (or if the NYSE or American Stock Exchange or commercial banks in The City of New York are not open on such day, the next day on which such exchanges and banks are open), or at such other time not later than eight full business days thereafter as the Underwriters and the Company mutually agree, such time being herein referred to as the "Closing Date." If requested by the Underwriters, the Securities will be prepared in definitive form and in such authorized denominations and registered in such names as the Underwriters may request upon at least two business days' prior notice to the Company and will be made available for checking and packaging at the Underwriters' offices at least one business day prior to the Closing Date.

   		4.	Covenants.  The Company covenants and agrees with
the Underwriters that:

					(a)  The Company will cause the Prospectus
Supplement to be filed as required by Section 2(a) hereof
(but only if the Underwriters or their counsel have not reasonably objected thereto by notice to the Company after having been furnished a copy a reasonable time prior to filing) and will notify the Underwriters promptly of such filing. During the period in which a prospectus relating to the Securities is required to be delivered under the Act or such date which is 90 days after the Closing Date, whichever is later, the Company will notify the Underwriters promptly of the time when any subsequent amendment to the Registration Statement has become effective or any subsequent supplement to the Prospectus has been filed, of any request by the Commission for any amendment or supplement to the Registration Statement or Prospectus or for additional information; the Company will prepare and file with the Commission, promptly upon the Underwriters' request, any amendments or supplements to the Registration Statement or Prospectus that, in the Underwriters' opinion, may be necessary or advisable in connection with the Underwriters' distribution of the Securities; and the Company will file no amendment or supplement to the Registration Statement or Prospectus
(other than any prospectus supplement relating to the offering of other securities registered under the Registration Statement or any document required to be filed under the Exchange Act that upon filing is deemed to be incorporated by reference therein) to which the Underwriters or their counsel shall reasonably object by notice to the Company after having been furnished a copy a reasonable time prior to the filing.

					(b)  The Company will advise the
Underwriters, promptly after it shall receive notice or obtain knowledge thereof, of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement, of the suspension of the qualification or registration of the Securities for offering or sale in any jurisdiction, or of the initiation or threatening of any proceeding for any such purpose; and it will promptly use its best efforts to prevent the issuance of any stop order or to obtain its withdrawal if such a stop order should be issued.

					(c)  The Company will comply with all
requirements imposed upon it by the Act, the 1933 Act Rules and Regulations, the Exchange Act and the Exchange Act
Rules and Regulations as from time to time in force, so far as necessary to permit the continuance of sales of, or dealings in, the Securities as contemplated by the provisions hereof and the Prospectus. If during such period where a prospectus relating to the Securities is required to be delivered under the Act or such date which is 90 days after the Closing Date, whichever is later, any event occurs as a result of which, in the opinion of Underwriters' counsel, the Registration Statement contains an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading or the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omits to state a material fact necessary to make the statements therein, in the light of the circumstances then existing, not misleading, or if during such period it is necessary to amend or supplement the Registration Statement or Prospectus to comply with the Act, the Company will promptly notify the Underwriters and will amend or supplement the Registration Statement or Prospectus (at the expense of the Company) so as to correct such statement or omission or effect such compliance.

					(d)  The Company will furnish to the
Underwriters copies of the Registration Statement, the Prospectus (including all documents incorporated by reference therein) and all amendments and supplements to the Registration Statement and Prospectus that are filed with the Commission during the period in which a prospectus relating to the Securities is required to be delivered under the Act or such date which is 90 days after the Closing Date, whichever is later (including all documents filed with the Commission during such period that are deemed to be incorporated by reference therein), in each case as soon as available and in such quantities as the Underwriters may from time to time reasonably request.

					(e)  During the period of five years
commencing on the date upon which the Prospectus Supplement is filed pursuant to Rule 424(b) under the Act, the Company will furnish the Underwriters with copies of filings of the Company under the Act and Exchange Act and with all other financial statements and periodic and special reports it distributes generally to the holders of any class of its capital stock.

					(f)  The Company will make generally
available to its security holders as soon as practicable, and in the manner contemplated by Rule 158 of the 1933 Act
Rules and Regulations but in any event not later than 15 months after the end of the Company's current fiscal quarter, an earning statement (which need not be audited) covering a 12-month period beginning after the date upon which the Prospectus Supplement is filed pursuant to Rule
424(b) under the Act that shall satisfy the provisions of
Section 11(a) of the Act and Rule 158 of the 1933 Act Rules and Regulations and will advise the Underwriters in writing when such statement has been made available.

					(g)  Whether or not the transactions
contemplated by this Underwriting Agreement are consummated or this Underwriting Agreement is terminated, the Company will pay, or reimburse if paid by the Underwriters, all costs and expenses incident to the performance of the obligations of the Company under this Underwriting
Agreement, including but not limited to costs and expenses of or relating to (i) the preparation, printing and filing of the Registration Statement and exhibits thereto, each preliminary prospectus, the Prospectus and any amendment or supplement to the Registration Statement or the Prospectus,
(ii) the preparation and delivery of certificates representing the Securities, (iii) the word processing, printing and reproduction of this Underwriting Agreement,
(iv) the costs incurred by the Company in furnishing
(including costs of shipping, mailing and courier) such copies of the Registration Statement, the Prospectus and any preliminary prospectus, and all amendments and supplements thereto, as may be requested for use in connection with the offering and sale of the Securities by the Underwriters or by dealers to whom Securities may be sold, (v) the listing of the Securities on the NYSE, (vi) any filings required to be made by the Underwriters with the NASD, and the fees, disbursements and other charges of Underwriters' counsel in connection therewith, (vii) the registration or qualification of the Securities for offer and sale under the securities or blue sky laws of such jurisdictions designated by the Underwriters, including the fees, disbursements and other charges of Underwriters' counsel in connection therewith, and the preparation and printing of a blue sky memoranda, (viii) counsel to the Company, (ix) the transfer agent for the Securities and (x) the Accountants.

					(h)  If this Underwriting Agreement shall be
terminated pursuant to any of the provisions hereof or if
for any reason the Company shall be unable to perform their
obligations hereunder, the Company will reimburse the
Underwriters for all out-of-pocket expenses (including the
fees, disbursements and other charges of Underwriters'
counsel) reasonably incurred by the Underwriters in
connection herewith.

					(i)  The Company will not at any time,
directly or indirectly, take any action designed to, or which might reasonably be expected, to cause or result in, or which has constituted or which might reasonably be expected to constitute, the stabilization of the price of the Common Stock to facilitate the sale or resale of any of the Securities.

					(j)  The Company will apply the net proceeds
from the sale of the Securities as set forth under the
caption "Use of Proceeds" in the Prospectus Supplement.

					(k)  The Company, its executive officers and
the members of its Board of Directors will not, directly or
indirectly, offer, sell, contract to sell, grant any option
to sell, or otherwise dispose of any shares of capital
stock or securities convertible into or exchangeable for,
or any rights to purchase or acquire, shares of capital
stock, except for the exercise of stock options outstanding
on the date hereof, prior to the expiration of 90 days from
the date of this Underwriting Agreement without the
Underwriters' prior written consent.

					(l)  Commencing with its taxable year
beginning January 1, 1997, the Company will elect to, and continue, to qualify as a "real estate investment trust" under the Code, and will use its best efforts to continue to meet the requirements to qualify as a "real estate investment trust."

		5.	Conditions of Underwriters' Obligations.  The
Underwriters obligation to purchase and pay for the Securities as provided herein shall be subject to the accuracy, as of the date hereof and the Closing Date (as if made at the Closing
Date), of the representations and warranties of the Company herein, to the performance by the Company of their obligations hereunder and to the following additional conditions:

					(a)  The Registration Statement shall have
been declared effective under the Act; the Prospectus shall have been filed as required by Section 2(a) hereof; and no stop order suspending the effectiveness of the Registration
Statement shall have been issued and no proceeding for that purpose shall have been instituted or, to the Underwriters' knowledge or the knowledge of the Company, threatened by the Commission, nor has any state securities authority suspended the qualification or registration of the Securities for offering or sale in any jurisdiction and any request of the Commission for additional information (to be included in the Registration Statement or the Prospectus or otherwise) shall have been complied with the satisfaction of the Underwriters and Underwriters' counsel.

					(b)  The Underwriters shall not have advised
the Company that the Registration Statement or any
amendment thereto contains an untrue statement of fact that
in the opinion of the Underwriters or Underwriters' counsel
is material or omits to state a fact that in the opinion of
the Underwriters or Underwriters' counsel is material, and
is required to be stated therein or is necessary to make
the statements therein not misleading, or that the
Prospectus, or any amendment or supplement thereto,
contains an untrue statement of fact that in the opinion of
the Underwriters or Underwriters' counsel is material or
omits to state a fact that in the opinion of the
Underwriters or Underwriters' counsel is material, and is
necessary in light of the circumstance under which they
were made, to make the statements therein not misleading.

					(c)  Except as contemplated in the
Prospectus Supplement, subsequent to the respective dates as of which information is included or incorporated by reference in the Registration Statement and the Prospectus, there shall not have been any change, on a consolidated basis, in the equity capitalization, short-term debt or long-term debt of the Company, or any adverse change, or any development involving a prospective adverse change, in the condition (financial or other), business, prospects, net worth or results of operations of the Company or its Subsidiaries or any adverse change in the rating assigned to any securities of the Company, that, in the Underwriters' judgment, makes it impractical or inadvisable to offer or deliver the Securities on the terms and in the manner contemplated in the Prospectus.

					(d)  The Underwriters shall have received
the opinions of Jaeckle Fleischmann & Mugel, LLP, counsel for the Company, and Piper & Marbury, L.L.P., special
Maryland counsel to the Company (as to which, Jaeckle
Fleischmann & Mugel, LLP and Rogers & Wells may rely on), each dated the Closing Date, in form and substance satisfactory to Underwriters' counsel to the effect that

					(i)  Each of the Company and its
Subsidiaries has been duly incorporated or formed, as the case may be, and is validly existing as a corporation, general or limited partnership, or other legal entity, as the case may be, in good standing under the laws of its jurisdiction of incorporation or formation, as the case may be, and has full power
(corporate or other) and authority to conduct its business as described in the Registration Statement and Prospectus, and is duly qualified or registered to do business in each jurisdiction in which it owns or leases real property or in which the conduct of its business requires such qualification or registration, except where the failure to be so qualified or registered, considering all such cases in the aggregate, does not involve a material risk to the business, properties, financial position or results of operations of the Company and its Subsidiaries taken as a whole;

					(ii)  The Company has authorized and issued
capital stock as set forth in its Quarterly Report on
Form 10-Q for the quarter ended June 30, 1997, all of
the issued and outstanding shares of capital stock of
the Company have been duly and validly authorized and
issued; and all of the issued and outstanding shares
of capital stock of the Company are fully paid and
nonassessable and none of them was issued in violation
of any preemptive or other similar right.  The
Securities have been duly authorized by the Company
for issuance and sale and when issued and sold
pursuant to this Underwriting Agreement will be duly
and validly issued, fully paid and nonassessable and
none of them will have been issued in violation of any
preemptive or other similar right.  Except as
disclosed in the Registration Statement and the
Prospectus, there is no outstanding option, warrant or
other right calling for the issuance of, and, to the
knowledge of such counsel, no commitment, plan or
arrangement to issue, any share of capital stock of
the Company or any security convertible into,
exercisable for, or exchangeable for capital stock of
the Company.  Except as described in Schedule 1
thereto, no holder of any security of the Company has
the right to have any security owned by such holder
included for registration in the Registration
Statement or to demand registration of any security
owned by such holder during the 180 days after the
date of this Underwriting Agreement.  The issued and
outstanding capital stock of the Company and the
Securities conform, or will conform, in all material
respects to the descriptions thereof contained in the
Registration Statement and the Prospectus.  The form
of certificate used to evidence the Securities is in
due and proper form and complies with all applicable
statutory requirements, with any applicable
requirements of the Company's organizational documents
and with the requirements of the NYSE.

					(iii)  The Registration Statement has become
effective under the Act, the Prospectus Supplement has
been filed as required by Section 2(a) hereof and, to
the best knowledge of such counsel, after due inquiry,
no stop order suspending the effectiveness of the
Registration Statement has been issued and no
proceeding for that purpose has been instituted or
threatened by the Commission;

					(iv)  Each part of the Registration
Statement, when such part became effective, and the Prospectus and any amendment or supplement thereto, on the date of filing thereof with the Commission and at the Closing Date, complied as to form in all material respects with the requirements of the Act and the 1933
Act Rules and Regulations, and such counsel has no reason to believe that either (i) any part of the Registration Statement, when such part became effective or was filed under the Act or Exchange Act, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or (ii) the Prospectus and any amendment or supplement thereto, on the date of filing thereof with the Commission or at the Closing Date, included an untrue statement of a material fact or omitted to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; and the documents incorporated by reference in the Registration Statement or Prospectus or any amendment or supplement thereto, when they became effective under the Act or were filed with the Commission under the Act or Exchange Act, as the case may be, complied as to form in all material respects with the requirements of the Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder; it being understood that such counsel need express no opinion as to the financial statements or other financial data included in any other documents mentioned in this clause;

					(v)  The descriptions in the Registration
Statement and Prospectus of statutes, legal and governmental proceedings, contracts and other documents are accurate and fairly present the information required to be shown; and such counsel does not know of any statutes or legal or governmental proceedings required to be described in the Prospectus that are not described as required, or of any contracts or documents of a character required to be described in the Registration Statement or Prospectus
(or required to be filed under the Exchange Act if upon such filing they would be incorporated by reference therein) or to be filed as exhibits to the Registration Statement that are not described and filed as required;

					(vi)  This Underwriting Agreement has been
duly authorized, executed and delivered by the Company; the execution, delivery and performance of this Underwriting Agreement and the consummation of the transactions contemplated herein will not result in a breach or violation of any of the terms and provisions of, or constitute a default under, (a) any statute, indenture, mortgage, deed of trust, voting trust agreement, loan agreement, bond, debenture, note agreement or evidence of indebtedness, lease, contract or other agreement or instrument known to such counsel to which the Company or its Subsidiaries are a party or by which they are bound or to which any of the property or other assets of the Company or its Subsidiaries is subject, (b) the articles of incorporation, by-laws, certificate of general or limited partnership, partnership agreement, or other organizational document of the Company or any of its Subsidiaries, as applicable, or (c) any order, rule or regulation known to such counsel of any court or governmental agency or body having jurisdiction over the Company or its Subsidiaries or any of their properties or other assets; and no consent, approval, authorization, notice to, order of, or filing with, any court or governmental agency or body is required for the consummation of the transactions contemplated by this Underwriting Agreement in connection with the issuance or sale of the Securities by the Company, except such as have been obtained under the Act or from the NYSE and the NASD;

					(vii)  Commencing with the taxable year
beginning January 1, 1997, the Company has continuously been organized and operated in conformity with the requirements for qualification as a "real estate investment trust" under the Code. The
Company's method of operation will permit it to continue to meet the requirements for taxation as a "real estate investment trust" under the Code. The federal income tax treatment described in the Prospectus under the caption "Federal Income Tax
Considerations" is accurate;

					(viii)  The agreement of the Company that
for a period of 90 days from the date of this Underwriting Agreement it will not, except for the exercise of stock options outstanding on the date hereof, without the Underwriters' prior written consent, offer, sell, contract to sell, grant any option to sell, or otherwise dispose of, directly or indirectly, any shares of capital stock or securities convertible into or exchangeable for, or any rights to purchase or acquire, shares of capital stock owned by it, has been duly and validly executed and delivered by it and constitute the legal, valid and binding obligation of the Company enforceable against it in accordance with its terms, except as the enforceability thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally and by general equitable principles;

					(ix)  To the best of such counsel's
knowledge, neither the Company nor any of its Subsidiaries is in violation of any term or provision of their respective articles of incorporation, by-laws, certificate of general or limited partnership, partnership agreement or other organizational document, as applicable, or in violation of or default under any indenture, mortgage, deed of trust, voting trust agreement, loan agreement, bond, debenture, note agreement or evidence of indebtedness, lease, contract, permit, judgment, decree, order, statute, rule or regulation;

					(x)  To the best of such counsel's
knowledge, there is no litigation or governmental or other proceeding or investigation, before any court or before or by any public body or board pending or threatened against, or involving the assets, properties or businesses of, the Company or any of its Subsidiaries, involving the Company's or any of its Subsidiaries' officers or directors or to which any of the Company's or any of its Subsidiaries' properties or other assets is subject which would have a material adverse effect upon the assets or properties, business, results of operations, prospects or condition (financial or otherwise) of the Company and its Subsidiaries taken as a whole; and

					(xi)  Neither the Company nor any of its
Subsidiaries is an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

					(e)  The Underwriters shall have received
from Rogers & Wells, Underwriters' counsel, such opinion or opinions, dated the Closing Date, with respect to the organization of the Company, the validity of the Securities, the Registration Statement, the Prospectus and other related matters as the Underwriters reasonably may request, and such counsel shall have received such papers and information as they request to enable them to pass upon such matters.

					(f)  At the time of execution of this
Underwriting Agreement and at the Closing Date, the Underwriters shall have received a letter, dated the date of delivery thereof, from Ernst & Young LLP, the independent public accountants of the Company, in the form previously agreed to by the Underwriters.

					(g)  The Underwriters shall have received
from the Company a certificate, signed by the President or a Vice President and by the principal financial or accounting officer of the Company, dated the Closing Date, to the effect that, to the best of their knowledge based upon reasonable investigation:

					(i)  The representations and warranties of
the Company in this Underwriting Agreement are true and correct, as if made at and as of the Closing Date, and the Company has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to the Closing
Date;

				(ii)  No stop order suspending the
effectiveness of the Registration Statement has been issued, and no proceeding for that purpose has been instituted or is threatened by the Commission nor has any state securities authority suspended the qualification or registration of the Securities for offering or sale in any jurisdiction;

				(iii)  Since the effective date of the
Registration Statement, there has occurred no event required to be set forth in an amendment or supplement to the Registration Statement or Prospectus that has not been so set forth, and there has been no document required to be filed under the Exchange Act and the Exchange Act Rules and Regulations of the Commission thereunder that upon such filing would be deemed to be incorporated by reference in the Prospectus that has not been so filed;

				(iv)  Since the respective dates as of which
information is given in the Registration Statement and the Prospectus, (a) there has not been, and no development has occurred which could reasonably be expected to result in, a material adverse change in the general affairs, business, business prospects, properties, management, condition (financial or otherwise) or results of operations of the Company and its Subsidiaries, taken as a whole, whether or not arising from transactions in the ordinary course of business, in each case other than as set forth in or contemplated by the Registration Statement and the Prospectus and (b) neither the Company nor any of its Subsidiaries has sustained any material loss or interference with its business or properties from fire, explosion, flood or other casualty, whether or not covered by insurance, or from any labor dispute or any court or legislative or other governmental action, order or decree, which is not set forth in the Registration Statement and the Prospectus; and

					(v)  such other matters as the Underwriters
or Underwriters' counsel may reasonably request.

					(h)  On or prior to the Closing Date, the
Underwriters shall have received the executed agreements referred to in Section 4(k).

					(i)  Prior to the Closing Date, the
Securities shall have been duly authorized for listing by the NYSE upon official notice of issuance.

					(j)  The NASD shall have approved the
underwriting terms and arrangements and such approval shall not have been withdrawn or limited.

					(k)  All such opinions, certificates,
letters and other documents will be in compliance with the provisions hereof only if they are satisfactory in form and substance to the Underwriters and Underwriters' counsel.
The Company will furnish the Underwriters with such conformed copies of such opinions, certificates, letters and other documents as the Underwriters shall reasonably request and the Company shall furnish to the Underwriters such further certificates and documents as the Underwriters shall have reasonably requested.

				6.  Indennificaton and Contribution

				(l)	The Company agrees to indemnify and
hold the Underwriters harmless, their directors, officers, employees and agents and each person, if any, who controls them within the meaning of Section 15 of the Act or Section
20 of the Exchange Act from and against any and all losses, claims, liabilities, expenses and damages (including, but not limited to, any and all investigative, legal and other expenses reasonably incurred in connection with, and any and all amounts paid in settlement of, any action, suit or proceeding between any of the indemnified parties and any indemnifying parties or between any indemnified party and any third party, or otherwise, or any claim asserted), as and when incurred to which the Underwriters, or any such person, may become subject under the Act, the Exchange Act or other federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, liabilities, expenses or damages arise out of or are based on (i) any untrue statement or alleged untrue statement of a material fact contained in any preliminary prospectus, the Registration Statement or the Prospectus or any amendment or supplement to the Registration Statement or the Prospectus or in any documents filed under the Exchange
Act and deemed to be incorporated by reference into the Prospectus, or in any application or other document executed by or on behalf of the Company or based on written information furnished by or on behalf of the Company filed in any jurisdiction in order to qualify the Securities under the securities or blue sky laws thereof or filed with the Commission, (ii) the omission or alleged omission to state in such document a material fact required to be stated in it or necessary to make the statements in it not misleading or (iii) any act or failure to act or any alleged act or failure to act by the Underwriters in connection with, or relating in any manner to, the Securities or the offering contemplated hereby, and which is included as part of or referred to in any loss, claim, damage, liability or action arising out of or based upon matters covered by clause (i) or (ii) above (provided that the Company shall not be liable under this clause (iii) to the extent it is finally judicially determined by a court of competent jurisdiction that such loss, claim, damage, liability or action resulted directly from any such acts or failures to act undertaken or omitted to be taken by the Underwriters through their gross negligence or willful misconduct); provided that the Company will not be liable to the extent that such loss, claim, liability, expense or damage arises from the sale of the Securities in the public offering to any person and is based on an untrue statement or omission or alleged untrue statement or omission made in reliance on and in conformity with information relating to the Underwriters furnished in writing to the Company by the Underwriters expressly for inclusion in the Registration
Statement or the Prospectus. The Underwriters confirm to the Company and the Company acknowledges that only the following information appearing in the Prospectus with respect to the public offering of the Securities has been furnished to the Company by the Underwriters for use in the
Prospectus: (i) the names of the Underwriters contained on the cover page and back cover page of the Prospectus
Supplement; (ii) the stabilization legend on the inside front cover page of the Prospectus Supplement; and
(iii) the information in the first, second and sixth paragraphs under the caption "Underwriting" in the Prospectus Supplement. This indemnity agreement will be in addition to any liability that the Company might otherwise have.

					(m)	The Underwriters will indemnify and
hold harmless the Company, each person, if any, who
controls the Company within the meaning of Section 15 of
the Act or Section 20 of the Exchange Act, each director of
the Company and each officer of the Company who signs the
Registration Statement to the same extent as the foregoing
indemnity from the Company to the Underwriters, but only
insofar as losses, claims, liabilities, expenses or damages
arise out of or are based on any untrue statement or
omission or alleged untrue statement or omission made in
reliance on and in conformity with information relating to
the Underwriters furnished in writing to the Company by the
Underwriters expressly for use in the Registration
Statement, the preliminary prospectus or the Prospectus.
This indemnity will be in addition to any liability that
the Underwriters might otherwise have; provided, however,
that in no case shall the Underwriters be liable or
responsible for any amount in excess of the underwriting
discounts and commissions received by the Underwriters.

					(n)	Any party that proposes to assert the
right to be indemnified under this Section 6 will, promptly
after receipt of notice of commencement of any action
against such party in respect of which a claim is to be
made against an indemnifying party or parties under this
Section 6, notify each such indemnifying party of the
commencement of such action, enclosing a copy of all papers
served, but the omission so to notify such indemnifying
party will not relieve it from any liability that it may
have to any indemnified party under the foregoing
provisions of this Section 6 unless, and only to the extent
that, such omission results in the forfeiture of
substantive rights or defenses by the indemnifying party.
If any such action is brought against any indemnified party
and it notifies the indemnifying party of its commencement,
the indemnifying party will be entitled to participate in
and, to the extent that it elects by delivering written
notice to the indemnified party promptly after receiving
notice of the commencement of the action from the
indemnified party, jointly with any other indemnifying
party similarly notified, to assume the defense of the
action, with counsel satisfactory to the indemnified party,
and after notice from the indemnifying party to the
indemnified party of its election to assume the defense,
the indemnifying party will not be liable to the
indemnified party for any legal or other expenses except as
provided below and except for the reasonable costs of
investigation subsequently incurred by the indemnified
party in connection with the defense.  The indemnified
party will have the right to employ its own counsel in any
such action, but the fees, expenses and other charges of
such counsel will be at the expense of such indemnified
party unless (1) the employment of counsel by the
indemnified party has been authorized in writing by the
indemnifying party, (2) the indemnified party has
reasonably concluded (based on advice of counsel) that
there may be legal defenses available to it or other
indemnified parties that are different from or in addition
to those available to the indemnifying party, (3) a
conflict or potential conflict exists (based on advice of
counsel to the indemnified party) between the indemnified
party and the indemnifying party (in which case the
indemnifying party will not have the right to direct the
defense of such action on behalf of the indemnified party)
or (4) the indemnifying party has not in fact employed
counsel to assume the defense of such action within a
reasonable time after receiving notice of the commencement
of the action, in each of which cases the reasonable fees,
disbursements and other charges of counsel will be at the
expense of the indemnifying party or parties. It is
understood that the indemnifying party or parties shall
not, in connection with any proceeding or related
proceedings in the same jurisdiction, be liable for the
reasonable fees, disbursements and other charges of more
than one additional firm admitted to practice in such
jurisdiction at any one time for all such indemnified party
or parties.  All such fees, disbursements and other charges
will be reimbursed by the indemnifying party promptly as
they are incurred. An indemnifying party will not be liable
for any settlement of any action or claim effected without
its written consent (which consent will not be unreasonably
withheld); provided however, no indemnifying party shall,
without the prior written consent of each indemnified
party, settle or compromise or consent to the entry of any
judgment in any pending or threatened claim, action or
proceeding relating to the matters contemplated by this
Section 6 (whether or not any indemnified party is a party
thereto), unless such settlement, compromise or consent
includes an unconditional release of each indemnified party
from all liability arising or that may arise out of such
claim, action or proceeding.  Notwithstanding any other
provision of this Section 6(c), if at any time an
indemnified party shall have requested an indemnifying
party to reimburse the indemnified party for fees and
expenses of counsel, such indemnifying party agrees that it
shall be liable for any settlement effected without its
written consent if (i) such settlement is entered into more
than 45 days after receipt by such indemnifying party of
the aforesaid request, (ii) such indemnifying party shall
have received notice of the terms of such settlement at
least 30 days prior to such settlement being entered into
and (iii) such indemnifying party shall not have reimbursed
such indemnified party in accordance with such request
prior to the date of such settlement.

					(o)	In order to provide for just and
equitable contribution in circumstances in which the indemnification provided for in the foregoing paragraphs of this Section 6 is applicable in accordance with its terms but for any reason is held to be unavailable from the Company or the Underwriters, the Company and the Underwriters will contribute to the total losses, claims, liabilities, expenses and damages (including any investigative, legal and other expenses reasonably incurred in connection with, and any amount paid in settlement of, any action, suit or proceeding or any claim asserted, but after deducting any contribution received by the Company from persons other than the Underwriters, such as persons who control the Company within the meaning of the Act, officers of the Company who signed the Registration
Statement and directors of the Company, who also may be liable for contribution) to which the Company and the Underwriters may be subject in such proportion as shall be appropriate to reflect the relative benefits received by the Company on the one hand and the Underwriters on the other. The relative benefits received by the Company on the one hand and the Underwriters on the other shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Company bear to the total underwriting discounts and commissions received by the Underwriters, in each case as set forth in the table on the cover page of the Prospectus Supplement. If, but only if, the allocation provided by the foregoing sentence is not permitted by applicable law, the allocation of contribution shall be made in such proportion as is appropriate to reflect not only the relative benefits referred to in the foregoing sentence but also the relative fault of the Company on the one hand, and the Underwriters, on the other, with respect to the statements or omissions which resulted in such loss, claim, liability, expense or damage, or action in respect thereof, as well as any other relevant equitable considerations with respect to such offering. Such relative fault shall be determined by reference to whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Company or the Underwriters, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and the Underwriters agree that it would not be just and equitable if contributions pursuant to this Section 6(d) were to be determined by pro rata allocation or by any other method of allocation which does not take into account the equitable considerations referred to herein. The amount paid or payable by an indemnified party as a result of the loss, claim, liability, expense or damage, or action in respect thereof, referred to above in this Section 6(d) shall be deemed to include, for purpose of this Section 6(d), any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 6(d), the Underwriters shall not be required to contribute any amount in excess of the underwriting discounts and commissions received by the Underwriters and no person found guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) will be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.
For purposes of this Section 6(d), any person who controls a party to this Underwriting Agreement within the meaning of the Act will have the same rights to contribution as that party, and each officer of the Company who signed the Registration Statement will have the same rights to contribution as the Company, subject in each case to the provisions hereof. Any party entitled to contribution, promptly after receipt of notice of commencement of any action against such party in respect of which a claim for contribution may be made under this Section 6(d), will notify any such party or parties from whom contribution may be sought, but the omission so to notify will not relieve the party or parties from whom contribution may be sought from any other obligation it or they may have under this
Section 6(d).  Except for a settlement entered into
pursuant to the last sentence of Section 6(c) hereof, no party will be liable for contribution with respect to any action or claim settled without its written consent (which consent will not be unreasonably withheld).

					(p)	The indemnity and contribution
agreements contained in this Section 6 and the representations and warranties of the Company contained in this Underwriting Agreement shall remain operative and in full force and effect regardless of (i) any investigation made by or on behalf of the Underwriters, (ii) acceptance of the Securities and payment therefor or (iii) any termination of this Underwriting Agreement.

		6.	Representations and Agreements to Survive
Delivery. All representations, warranties and agreements of the Company contained herein or in certificates delivered pursuant hereto, and the Underwriters' agreements contained in Section 6 hereof, shall remain operative and in full force and effect regardless of any investigation made by or on behalf of the Underwriters or any controlling persons, or the Company or any of its officers, directors or any controlling persons, and shall survive delivery of and payment for the Securities hereunder.

		7.	Termination.  The Underwriters shall have the
right by giving notice as hereinafter specified at any time at or prior to the Closing Date, to terminate this Underwriting Agreement if (i) the Company shall have failed, refused or been unable, at or prior to the Closing Date, to perform any agreement on its part to be performed hereunder, (ii) any other condition of the Underwriters' obligations hereunder is not fulfilled when due, (iii) trading on the NYSE shall have been wholly suspended, (iv) minimum or maximum prices for trading shall have been fixed, or maximum ranges for prices for the Common Stock shall have been required on the NYSE by the NYSE or by order of the Commission or any other governmental authority having jurisdiction, (v) a banking moratorium shall have been declared by federal or New York authorities, or (vi) an outbreak of major hostilities in which the United States is involved, a declaration of war by Congress, any other substantial national or international calamity or any other event or occurrence of a similar character shall have occurred since the execution of this Underwriting Agreement that, in the Underwriters' judgment, makes it impractical or inadvisable to proceed with the completion of the sale of and payment for the Securities. Any such termination shall be without liability of any party to any other party with respect to Securities not purchased by reason of such termination except that the provisions of Section 4(g) and Section 6 hereof shall at all times be effective. If the Underwriters elect to terminate this Underwriting Agreement as provided in this Section, the Company shall be notified promptly by the Underwriters by telephone, telex or telecopy, confirmed by letter.

		8.	Notices.  All notices or communications hereunder
shall be in writing and if sent to the Underwriters shall be mailed, delivered, telexed or telecopied and confirmed to the Underwriters at 1285 Avenue of the Americas, New York, New York
10019, c/o Real Estate investment Banking, attention: David R.
Jarvis (with copy to Jay L. Bernstein, Esq., c/o Rogers & Wells,
200 Park Avenue, New York, New York 10166), or if sent to the
Company, shall be mailed, delivered, telexed or telecopied and confirmed to Steven G. Rogers, c/o the Company at 300 One
Jackson Place, 188 East Capitol Street, Jackson, Mississippi
39201 (with copy to Joseph P. Kubarek, Esq., c/o Jaeckle
Fleischmann & Mugel, LLP, Fleet Bank Building, Twelve Fountain
Plaza, Buffalo, New York 14202-2292).  Any party to this
Underwriting Agreement may change such address for notices by sending to the other party to this Underwriting Agreement written notice of a new address for such purpose.

		9.	Parties.  This Underwriting Agreement shall inure
to the benefit of, and be binding upon, the Company and the Underwriters and their respective successors and the controlling persons, officers, directors, employees and representatives referred to in Section 6 hereof, and no other person will have any right or obligation hereunder.

		10.	Applicable Law.  This Underwriting Agreement
shall be governed by, and construed in accordance with, the laws of the State of New York.

		11.	Over-allotment Option.

		(a) In addition to the Securities being sold by the Company and described in Section 1 hereof (which are referred to herein as the "Firm Securities"), the Underwriters, at the Underwriters' option, shall have the right to purchase from the Company up to an aggregate 450,000 additional shares of Common Stock ("Optional Securities"). The first two paragraphs of
Section 3 hereof shall be deemed to apply only to the purchase, sale and delivery of the Firm Securities. References in those two paragraphs to the "Securities" shall be deemed to be references to the "Firm Securities;" except as otherwise provided in this Section 12, other references in this Underwriting Agreement to the "Securities" shall be deemed to include the Firm Securities and the Optional Securities.

		(b)	Upon written notice from the Underwriters given
to the Company not more than 30 days subsequent to the date of the public offering of the Securities, the Underwriters may purchase all or less than all of the Optional Securities at the purchase price per share to be paid for the Firm Securities.
Such Optional Securities may be purchased by the Underwriters only for the purpose of covering over-allotments made in connection with the sale of the Firm Securities. No Optional
Securities shall be sold or delivered unless the Firm Securities previously have been, or simultaneously are, sold and delivered.
The right to purchase the Optional Securities or any portion thereof may be surrendered and terminated at any time upon notice by the Underwriters to the Company. The "Closing Date" as defined in Section 3 hereof, shall be deemed to be the "Closing Date," and the time for the delivery of, and payment for, the Optional Securities, is herein referred to as the "Option Closing Date" (which may be the Closing Date). The
Option Closing Date shall be determined by the Underwriters but shall be not later than 10 days after the Underwriters give to the Company written notice of election to purchase Optional
Securities. The preparation, registration, checking and delivery of, and payment for, the Optional Securities shall occur or be made in the same manner as provided in Section 3 hereof for the Firm Securities, except as the Underwriters and the Company may otherwise agree.

		(c)	The conditions to the Underwriters' obligations
set forth in Section 5 shall be deemed to be conditions to the Underwriters' obligation to purchase and pay for the Securities to be purchased on each of the Closing Date and the Option
Closing Date, as the case may be; references in that Section and in Sections 2, 8 and 9 hereof to the "Closing Date" shall be deemed to be references to the Closing Date or the Option
Closing Date, as the case may be, and references to the "Securities" in Section 5 hereof shall be deemed to be references to the Securities to be purchased at such Closing
Date. A termination of this Underwriting Agreement as to the Optional Securities after the Closing Date will not terminate this Underwriting Agreement as to the Firm Securities.

		13. Default by One or More of the Underwriters. If, on either the Closing Date or the Option Closing Date, any Underwriter defaults in the performance of its obligations under this Agreement, the remaining non-defaulting Underwriters shall be obligated to purchase the Securities which the defaulting Underwriter agreed but failed to purchase on such Closing Date in the respective proportions which the number of Firm
Securities set forth opposite the name of each remaining non-defaulting Underwriter in Schedule A hereto bears to the total number of Firm Securities set forth opposite the names of all the remaining non-defaulting Underwriters in Schedule A hereto; provided, however, that the remaining non-defaulting
Underwriters shall not be obligated to purchase any of the Securities on such Closing Date if the total number of Securities which the defaulting Underwriter or Underwriters agreed but failed to purchase on such date exceeds 9.09% of the total number of Securities to be purchased on such Closing Date, and any remaining non-defaulting Underwriter shall not be obligated to purchase more than 110% of the number of Securities which it agreed to purchase on such Closing Date. If the foregoing maximums are exceeded, the remaining non-defaulting Underwriters, or those other underwriters satisfactory to the Underwriters who so agree, shall have the right, but shall not be obligated, to purchase, in such proportion as may be agreed upon among them, all the Securities to be purchased on such Closing Date. If the remaining Underwriters or other underwriters satisfactory to the Underwriters do not elect to purchase the Securities which the defaulting Underwriter or Underwriters agreed but failed to purchase on such Closing Date, this Agreement (or, with respect to the Option Closing Date, the obligation of the Underwriters to purchase, and of the Company to sell, the Option Securities) shall terminate without liability on the part of any non-defaulting Underwriter or the Company, except that the Company will continue to be liable for the payment of expenses to the extent set forth in Sections 4(g) and 4(h). As used in this Agreement, the term "Underwriter" includes, for all purposes of this Agreement unless the context requires otherwise, any party not listed in Schedule A hereto who, pursuant to this Section 13, purchases Firm Securities which a defaulting Underwriter agreed but failed to purchase.

		Nothing contained herein shall relieve a defaulting Underwriter of any liability it may have to the Company for damages caused by its default. If other underwriters are obligated or agree to purchase the Securities of a defaulting or withdrawing Underwriter, either the Underwriters or the Company may postpone the Closing Date for up to seven full business days in order to effect any changes that in the opinion of counsel for the Company or counsel for the Underwriters may be necessary in the Registration Statement, the Prospectus or in any other document or arrangement.

		If the foregoing correctly sets forth the understanding between the Company and the Underwriters, please so indicate in the space provided below for that purpose, whereupon this letter shall constitute a binding agreement between the Company and the Underwriters.


                                  							Very truly yours,

                                  							PARKWAY PROPERTIES, INC.


                                  							By:	/s/ Sarah P. Clark
                                 				 			   	Name: Sarah P. Clark
                                 				 			   	Title: Vice President, CFO,
                                          									 Treasurer and Secretary



ACCEPTED as of the date first above
  written

PAINEWEBBER INCORPORATED


By:	/s/ David R. Jarvis
   	Name: David R. Jarvis
   	Title:	 Managing Director

For itself and as Representative
of the several Underwriters named
in Schedule A hereto




                              SCHEDULE A


Underwriter	                                                 Number of
-----------                                                	  Shares
                                                             ---------



PaineWebber Incorporated....................................	1,040,000
A.G. Edwards & Sons, Inc. ....................................	650,000
Morgan Keegan & Company, Inc.	.................................455,000
Wheat, First Securities, Inc.	.................................455,000
J.C. Bradford & Co. ..........................................	100,000
Harris Webb & Garrison, Inc. .................................	100,000
Raymond James & Associates, Inc. .............................	100,000
The Robinson-Humphrey Company, Inc.	...........................100,000
                                                             ---------
				Total...................................................	3,000,000
                                                             =========

                           	SCHEDULE B



Subsidiaries
------------
1.	 Parkway Realty Services, Inc.
2.	 Parkway Congress Corporation
3. 	Parkway Atlanta, Inc.
4. 	Parkway Houston, Inc.
5.	 Parkway Ridgewood, Inc.
6. 	Parkway Virginia, Inc.
7.	 Parkway Capitol, Inc.
8. 	Parkway Carolina, Inc.
9 .	Parkway Lamar, Inc.
10.	Parkway Properties, L.P.
11.	Parkway Properties General Partners, Inc.
12.	Parkway Texas Corp.
13.	Golf Properties, Inc.*
14.	Sugar Creek Center Corp.
15.	Wink/Parkway Partnership



----------------------------
*The Company owns no voting shares of Golf Properties, Inc. only non-voting shares/



                              	SCHEDULE C

Entities with Registration Rights

1.	Delaware Group Dividend and Income Fund, Inc.
2.	Delaware Pooled Trust, Inc. for the Real Estate
  	Investment Trust Portfolio
3.	Charter Oak Partners
4.	Pennsylvania Public School Employees Retirement System
5.	Morgan Stanley U.S. Real Estate (Retail)
6.	Morgan Stanley Institutional Fund Real Estate Portfolio
7.	MS SIVAC Real Estate